EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CreditRiskMonitor.com, Inc. ("CRM") on Form 10-QSB for the six months ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence Fensterstock, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By: /s/ Lawrence Fensterstock
                                                    Lawrence Fensterstock
                                                    Chief Financial Officer

August 14, 2003